SUBSCRIPTION AGREEMENT

Units Consisting of Shares of Common Stock

and 10% Subordinated Debentures

FNBH Bancorp, Inc.

To:	FNBH Bancorp, Inc.
Attn: Chief Financial Officer
101 East Grand River Avenue
Howell, MI 48843

Re: Units Consisting of Shares of Common Stock and 10% Subordinated Debentures

1.       CERTAIN DEFINITIONS. When used in this Subscription Agreement, the following terms shall have the following meanings:

A.       Agreement. “Agreement” means this Subscription Agreement.

B.       Bank. “Bank” means the First National Bank in Howell, a wholly-owned subsidiary of the Company.

C.       Common Stock. “Common Stock” means the common stock of the Company.

D.       Company. “Company” means FNBH Bancorp, Inc., a Michigan corporation.

E.       Debentures. “Debentures” means the 10% subordinated debenture in substantially the form attached as Exhibit A to the Memorandum.

F.       Memorandum. The “Offering Memorandum” is the Confidential Private Placement Memorandum prepared by the Company and dated July 7, 2011, as modified by a First Supplement dated August 1, 2011, a Second Supplement dated September 12, 2011, a Third Supplement dated September 30, 2011, a Fourth Supplement dated November 14, 2011, a Fifth Supplement dated December 31, 2011, a Sixth Supplement dated January 31, 2012, and a Seventh Supplement dated April 23, 2012, and as may be further modified, supplemented, or restated from time to time.

G.       Securities. “Securities” means the Shares and the Debentures, collectively.

H.       Subscriber. “Subscriber” means the person(s) or entity(ies) executing this Agreement, other than the Company.

I.       Units. A “Unit” consists of 715 shares1 of Common Stock and $1,000 principal amount of Debentures; provided that the number of shares of Common Stock included within each Unit shall be appropriately adjusted to reflect any reverse stock split or similar transaction effected after the date of the Memorandum but prior to the issuance of such shares.

1 This number has already been adjusted to reflect the 1-for-7 reverse stock split effected October 3, 2011.

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2.       SUBSCRIPTION. On the terms and subject to the conditions of this Agreement, the Subscriber irrevocably offers and agrees to purchase and to pay for such number of Units as is set forth on the signature page of this Agreement. For each Unit purchased pursuant to this Agreement, the Subscriber will receive (a) 715 shares2 of Common Stock (as adjusted to reflect any reverse stock split or similar transaction effected after the date of the Memorandum but prior to the issuance of such shares), and (b) a Debenture in the principal amount of $1,000. The Subscriber specifically accepts, adopts, and consents to be bound by each and every provision of this Agreement. The Subscriber shall pay for the Units subscribed for pursuant to this Agreement at the price of $1,500 per Unit, in good funds (e.g. cashier’s check, personal check or wire transfer), and for that purpose agrees to tender upon request an amount equal to the total “Dollar Amount of Subscription” as set forth on the signature page of this Agreement. The Subscriber acknowledges and agrees the Company may request payment of these funds at any time or from time to time after the Subscriber’s execution and delivery of this Agreement and prior to a Closing (as defined below).

3.       CLOSING. The Company may conduct one or more closings of the purchase and sale of the Securities (each, a “Closing”). Each Closing shall occur on such date as may be determined by the Company (each, a “Closing Date”). In connection with each Closing, the Company or the Company’s transfer agent will deliver to the Subscriber the Securities, each registered in the Subscriber’s name (or in the name of such Subscriber’s nominees as may be specified by such Subscriber), against payment by the Subscriber of the purchase price set forth in Section 2 above. After the purchase price has been paid by the Subscriber pursuant to Section 2 above, such funds may be held in escrow by the Company pending a Closing, at which time the funds may be accepted and used by the Company for any purpose.  With respect to any funds paid by the Subscriber pursuant to Section 2 above and held by the Company in escrow for a Closing to be held after December 31, 2011, the Company agrees to pay to the Subscriber the interest, if any, earned on such funds while they are held in escrow; provided that the Company shall have no obligation to place the funds in an interest-bearing account and the Company shall have no liability to the Subscriber as a result of the amount of interest (or lack of interest) earned on such funds.

4.       CONDITIONS PRECEDENT. Each of the Subscriber’s and the Company’s respective obligations to complete the Closing is subject to the fulfillment prior to the Closing of each of the conditions set forth in this Section 4, except to the extent any such condition is waived by the Subscriber.

A.       Registration Rights Agreement. The Company shall have entered into the Registration Rights Agreement in the form attached as Exhibit C to the Memorandum.

B.       Consent Order. The Office of the Comptroller of the Currency (OCC) shall have communicated to the Bank, verbally or in writing, that the Consent Order issued against the Bank on September 24, 2009, will be lifted or modified in a manner satisfactory to investors in the Private Placement (as defined in the Memorandum) who have subscribed to purchase (and have had those subscriptions accepted by the Company) at least a majority of the total Units subscribed for in the Private Placement (such investors are referred to as a “Majority of Investors”). The condition described in this subsection B. shall be deemed satisfied if an officer of the Bank certifies in writing that a Majority of Investors have agreed that this condition has been met.

2 This number has already been adjusted to reflect the 1-for-7 reverse stock split effected October 3, 2011.

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5.        ACCEPTANCE. This Agreement is made subject to the Company’s discretionary right to accept or reject the subscription set forth in this Agreement in whole or in part. Following action by the Company, the Subscriber will be notified as to whether the subscription has been accepted or rejected. If the Company shall for any reason reject all or part of this subscription, any amount already paid by the Subscriber with respect to the rejected subscription (whether in whole or in part) will be promptly refunded, without interest. Acceptance of this subscription by the Company will be evidenced by the delivery by the Company to the Subscriber of a copy of this Agreement countersigned by an officer of the Company. This Agreement, including the Subscriber’s commitment to purchase the Securities set forth in this Agreement, is not revocable or cancelable by the Subscriber.

6.        REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER. The Subscriber represents and warrants to the Company as follows, recognizing that the information contained in this Agreement is being furnished to the Company in order for the Company to determine whether the Subscriber’s subscription to purchase Securities should be accepted by the Company in light of the requirements of Section 4(2) of the Securities Act of 1933 (the “Securities Act”) and the rules and regulations promulgated under the Securities Act, similar sections of the securities laws of various states, and other relevant factors. The Subscriber understands that (a) the Company will rely on the information contained in this Agreement for purposes of such determination, (b) none of the Securities will be registered under the Securities Act, but are being issued in reliance upon exemptions from registration afforded under the Securities Act, which may include Regulation D promulgated pursuant to the Securities Act (“Regulation D”), and (c) none of the Securities will be registered or qualified under any state securities laws. Subscriber also represents and warrants to the Company as follows:

A.       Advisors. Subscriber acknowledges that it has been advised to consult with its own attorney regarding legal matters concerning the Company and the Securities and to consult with its tax advisor regarding the tax consequences of acquiring the Securities.

B.       Confidential Private Placement Memorandum and Access to SEC Filings. Subscriber has received and has had a full opportunity to review the Memorandum, including the description of the Securities and the Risk Factors contained in the Memorandum. Subscriber acknowledges it has had full access to the Company’s public filings made pursuant to the Securities Exchange Act of 1934, as amended, which access can be gained at http://www.sec.gov. By entering into this Agreement, the Subscriber acknowledges receipt of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and the proxy statement for the 2012 annual meeting of shareholders. The Subscriber has had sufficient opportunity to request from the Company any information regarding the Company or an investment in the Securities as deemed necessary or desirable by the Subscriber, all of such information has been provided, and the Subscriber has had sufficient opportunity to review all of such information. The Subscriber is not aware of any inaccuracy or misstatement in the Memorandum.

C.       Securities Not Registered. Subscriber understands that the Securities have not been registered under the Securities Act or any other securities laws, but are being offered and sold to Subscriber in reliance upon specific exemptions from the registration requirements of federal and state securities laws, and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of Subscriber set forth in this Agreement in order to determine the applicability of such exemptions and the suitability of Subscribers to acquire the Securities.

D.       Investment Experience. The Subscriber is a sophisticated, accredited, and experienced investor with regard to high-risk investments in restricted securities of the sort referred to in this Agreement (and the Memorandum) and is willing and able to bear the economic risk of an investment in the Securities in an amount equal to the amount the Subscriber has subscribed to purchase. The Subscriber has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in the Securities. The Subscriber has adequate means of providing for current needs and personal contingencies, has no need for liquidity in the investment, and is able to bear the economic risk of an investment in the Company of the size contemplated. In making this statement, the Subscriber considered whether the Subscriber could afford to hold the Securities for an indefinite period and whether, at this time, the Subscriber could afford a complete loss of an investment in the Securities.

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E.       Accredited Investor Status. The Subscriber has submitted to the Company a complete and executed “Accredited Investor Questionnaire” substantially in the form attached to this Agreement. The Subscriber certifies it is an “Accredited Investor,” as that term is defined under Rule 501(a) of the Securities Act, and all information the Subscriber has provided to the Company in the Accredited Investor Questionnaire is correct and complete as of the date set forth in such Accredited Investor Questionnaire. The Subscriber is aware the sale of the Securities is being made in reliance on Rule 506 of Regulation D, an exemption for non-public offerings under Section 4(2) of the Securities Act.

F.       Purchase for Own Account. The Subscriber’s purchase of the Securities will be solely for the Subscriber’s own account and not for the account of any other person.

G.       Investment Purpose. The Securities are being acquired by the Subscriber in good faith for investment and not with a view to distributing such Securities to others or otherwise reselling any of the Securities. The Subscriber understands the substance of the above representations is (i) that the Subscriber does not presently intend to sell or otherwise dispose of all or any part of the Securities; (ii) that the Subscriber does not now have in mind the sale or other disposition of all or any part of the Securities on the occurrence or nonoccurrence of any predetermined event; and (iii) that the Company is relying upon the truth and accuracy of the representations.

H.       Investment Risks. The Subscriber understands the purchase of the Securities is subject to risks as stated in the Risk Factors section of the Memorandum and the Risk Factors disclosed in the Company’s SEC filings (including those filed after the date of the Memorandum) or as otherwise may be applicable to similar investments. The Subscriber acknowledges it has had an opportunity to review, and upon review, fully understands all of such Risk Factors.

I.       Due Diligence. The Subscriber has relied solely upon this Agreement, the Memorandum (including its exhibits), and the independent investigations made by the Subscriber with respect to the Securities subscribed, and no oral or written representations beyond the Company’s SEC filings have been made to or been relied upon by the Subscriber in making this investment decision.

J.       Representations Complete. The Subscriber’s representations in this Agreement are complete and accurate to the best of the Subscriber’s knowledge, and the Company may rely upon them. The Subscriber will notify the Company immediately if any material change occurs in any of this information before the Closing.

K.       Transfer Restrictions and Resale. None of the Securities have been registered with the Securities and Exchange Commission. The Securities may be sold or transferred only in compliance with the applicable securities laws and regulations, including the Securities Act. The Securities will be “restricted securities” for purposes of Rule 144 issued under the Securities Act. The Subscriber agrees to comply with Rule 144, which permits resales of shares by persons not affiliated with the Company only if the shares have been held for at least six months. The Subscriber acknowledges that due to the status of the Securities as “restricted securities,” it may not be possible to liquidate the Subscriber’s investment in the Company during the six month (or longer) holding period required by Rule 144. The Subscriber acknowledges the holding period required by Rule 144 is one year if the Subscriber is deemed to be an “affiliate” of the Company, as such term is defined in Rule 144.

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L.       Legend. The Subscriber understands and agrees stop transfer instructions relating to the Common Stock will be placed in the Company’s stock transfer ledger, and the certificates and other instruments evidencing the Common Stock will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE ISSUER.”

M.       Binding Obligation. This Agreement, if and when fully executed and accepted by the Company, will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms except (a) as its obligations may be affected by bankruptcy, insolvency, reorganization, moratorium, or similar laws, or by equitable principles relating to or limiting creditors’ rights generally, and (b) that the remedies of specific performance, injunction, and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses, and the discretion of the court before which any proceeding for any such remedy may be brought. The Subscriber, if it is a partnership, joint venture, corporation, trust, or other entity, was not formed or organized for the specific purpose of acquiring the Securities. The purchase of the Securities by the Subscriber, if it is an entity, is a permissible investment in accordance with the Subscriber’s Articles of Incorporation, bylaws, partnership agreement, articles of organization, declaration of trust, or other similar charter document, and has been duly approved by all requisite action by the entity’s owners, directors, officers, or other authorized managers. The person signing this Agreement and all documents necessary to consummate the purchase of the Securities has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity.

N.       No General Solicitation. The Securities were not offered to the Subscriber by way of general solicitation or general advertising and at no time was the Subscriber presented with or solicited by means of any leaflet, public promotional meeting, circular, newspaper or magazine article, or radio or televisions advertisement.

O.       Future Issuances. The Company may in the future issue additional preferred stock, senior debt, subordinated debt, and/or Common Stock and/or options, warrants, or other rights to acquire preferred stock, senior debt, subordinated debt, and/or Common Stock.

7.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In connection with the agreement to purchase Securities by Subscriber set forth in this Agreement, the Company represents and warrants as follows:

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A.       The Organization. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Michigan and has all the requisite power and authority to conduct its business and own and operate its properties and to enter into and execute this Agreement and to carry out the transactions contemplated by this Agreement.

B.       Authority. The Company has the power to execute, deliver, and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery, and performance of this Agreement and to authorize the issuance and sale of the Securities contemplated by this Agreement, and the representatives of the Company executing this Agreement are duly authorized to do so.

C.       Capitalization. The authorized capital stock of the Company consists of 7,000,000 shares of Common Stock, of which 453,553 shares were outstanding as of December 31, 2011, and 30,000 shares of preferred stock, of which no shares were outstanding as of March 31, 2011.

D.       Binding Obligation. Assuming the due execution and delivery of this Agreement by the Subscriber, this Agreement is a legal, valid, and binding obligation of the Company, enforceable in accordance with its terms except (a) as its obligations may be affected by bankruptcy, insolvency, reorganization, moratorium, or similar laws, or by equitable principles relating to or limiting creditors’ rights generally, and (b) that the remedies of specific performance, injunction, and other forms of equitable relief are subject to certain tests of equity jurisdiction, equitable defenses, and the discretion of the court before which any proceeding for such remedy may be brought.

E.       No Conflicts. The execution, delivery, and performance of this Agreement and the fulfillment of or compliance with the terms and provisions of this Agreement, including the issuance and sale of the Securities contemplated by this Agreement, are not in contravention of or in conflict with any material contract to which the Company is a party or by which the Company or any of its properties may be bound or affected.

F.       Validly Issued. Upon receipt by the Company of payment for the Shares as contemplated by this Agreement and upon issuance of the Shares in accordance with this Agreement, the Shares will be validly issued and outstanding, fully paid, and non-assessable.

8.       ENTIRE AGREEMENT. Except as set forth in Section 12 below, this Agreement, together with the Accredited Investor Questionnaire, constitute the entire agreement between the parties with respect to the subscription for the Securities described in this Agreement and may only be amended by a writing executed by all parties to this Agreement.

9.       SURVIVAL OF REPRESENTATIONS. The representations, warranties, acknowledgements, and agreements made in this Agreement shall survive issuance of the Securities.

10.       WAIVERS. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision of this Agreement shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any provision or condition of this Agreement.

11.       COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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12.       CONFIDENTIALITY AGREEMENT. The Subscriber agrees the provisions of any Confidentiality Agreement previously signed by the Subscriber in connection with the private placement of the Securities remains in full force and effect.

13.       NOTICES. Except as otherwise required in this Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the intended recipient.

14.       NON-ASSIGNABILITY. The obligations of either party pursuant to this Agreement shall not be delegated or assigned to any other person without the prior written consent of the other party.

15.       GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan, excluding those provisions related to the conflict of laws of different jurisdictions if the effect of the application of those provisions will be to require the application of the laws of a jurisdiction other than Michigan. Each party consents to the jurisdiction of the federal courts located in either Kent or Livingston County, Michigan, which will be the sole venue for resolution of all disputes related to this Agreement. THE PARTIES WAIVE THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

16.       SUPERSEDES OTHER AGREEMENT. This Agreement supersedes and replaces in its entirety that certain Subscription Agreement executed by Quantum Ventures of Michigan, LLC, on behalf of an entity to be formed, dated January 27, 2012.

INTENDING TO BE LEGALLY BOUND, the Subscriber has executed this Subscription Agreement and declares it is truthful and correct.

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INDIVIDUALS SIGN HERE:

(Check One)
X

X
[ ]	Individually
X
[ ]	Joint tenants with
right of survivorship
(Both must sign)
Print Name
[ ]	Tenants in common
(All must sign)
Print Name

Print Name

Address

Address

Telephone Number

Social Security Number

Number of Units Subscribed for Purchase:

Dollar Amount of Subscription:

($1,500 per Unit)

Date:

Signature Page for Individuals

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ENTITIES SIGN HERE:

[ ]	Partnerships or LLC
Print Partnership or LLC Name

By:
Authorized Signature

[ ]	Corporation
Print Corporate Name

By:
Authorized Signature

Title:

[ ]	As Custodian, Trustee or Agent
Print Name

By:
Authorized Signature

Title, if applicable

All Entities Complete:
Address

Address

Telephone Number

Tax I.D. No.:

Number of Units Subscribed for Purchase:

Dollar Amount Subscribed for:
($1,500 per Unit)

Date:

Signature Page for Entities

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SUBSCRIPTION AGREEMENT ACCEPTED:

[  ] IN FULL or [  ] for $

FNBH BANCORP, INC.,

a Michigan corporation

By: ________________________________

Name: ________________________

Title: ________________________

Date: ________________________________

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ACCREDITED INVESTOR QUESTIONNAIRE

INDIVIDUALS

FNBH Bancorp, Inc.

This Accredited Investor Questionnaire is given in connection with a subscription by the undersigned for 10% subordinated debentures (the “Debentures”) and shares of common stock (the “Shares”) of FNBH Bancorp, Inc., a Michigan corporation (the “Company”). The undersigned understands that neither the Debentures nor the Shares will be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, but rather are being offered and sold pursuant to an exemption from registration under the Securities Act. The undersigned understands that the Company may not be able to allow it to make such an investment unless he or she meets certain standards set forth in the Securities Act. In order to enable the Company to permit the undersigned’s investment and so that the Company will qualify for an exemption from the registration requirements of the Securities Act, the undersigned provides the information and makes the representations contained herein. The undersigned understands that certain capitalized terms used but not defined have the meanings set forth in the Company’s Confidential Private Placement Memorandum describing the Debentures and the Shares.

In accordance with the foregoing, the following representations and information are made and provided:

1. Personal Information:

(a)	Full Legal Name: _________________

(b)	Contact Information:

Address of Principal Residence: ______________________________________

Address of Secondary Residence: ____________________________________

Business Address: _______________________________________________

Home Telephone Number: (_____) ___________________________________

Business Telephone Number: (_____) ________________________________

E-mail Address: _________________________________________________

(c)	Driver’s License Number: ____ - ____________________________________

(d)	Date of birth: ____________________________________

(e)	Highest level of education completed: ____________________________________

(f)	Employer: ____________________________________

Position: ____________________________________

(g)	Social Security Number: ____________________________________

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2.	Accredited Investor Status:

(a)	Individual taxable income:[3]

I have had individual taxable income of at least $200,000 in each of the last two years, and I reasonably expect that my individual taxable income for the current year will be at least $200,000.

Please initial one of the following:    _____ True _____    False

(b)	Joint taxable income (with spouse):[4]

My spouse and I have had joint taxable income of at least $300,000 in each of the last two years, and we reasonably expect that our joint taxable income for the current year will be at least $300,000.

Please initial one of the following:    _____ True _____    False

(c)	Either my individual net worth or my joint net worth with my spouse is at least $1,000,000, excluding both the value of my primary residence and the related amount of indebtedness secured by my primary residence up to its fair market value.

Please initial one of the following:    _____ True _____    False

3.	Knowledge and Experience Representation:

Please initial one of the following:

_______	ALTERNATIVE ONE: I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company, and I do not desire the use of an advisor or other representative in connection with evaluating the merits and risks of this investment.

_______	ALTERNATIVE TWO: I intend to use the services of the following named person as my advisor or representative in connection with evaluating the merits and risks of an investment in the Company: _____________________________ (my “Purchaser Representative”). I believe that, with the assistance and advice of my Purchaser Representative, I will have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Company.

[3]	Individual taxable income means your adjusted gross income (AGI) as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, plus the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (a) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986 (the “Code”), (b) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), and (c) any deduction claimed for depletion under Section 611 et. seq. of the Code.
[4]	Joint taxable income with a spouse means adjusted gross income (AGI) as reported for federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, plus the following amounts (including any amounts attributable to a spouse or to property owned by a spouse): (a) the amount of any interest income received which is tax-exempt under Section 103 of the Code; (b) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040); and (c) any deduction claimed for depletion under Section 611 et. seq. of the Code.

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If Alternative Two above is initialed, please provide the following information about the Purchaser Representative named in Alternative Two:

Full legal name:

Occupation:

Business address:

Business telephone:

4. Signature:

By signing below, I represent to the Company that (1) the information contained in this Investor Questionnaire is complete and accurate and may be relied upon by the Company, and (2) I will notify the Company immediately if any of the information contained in this questionnaire changes.

Date:
Signature

Please print name

If the Debentures and Shares are being purchased jointly (e.g., with a spouse):

Date:
Signature

Please print name

Relationship to person listed above

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ACCREDITED INVESTOR QUESTIONNAIRE

Business Entities (Non-Individuals)

FNBH Bancorp, Inc.

This Accredited Investor Questionnaire is given in connection with a subscription by the undersigned for 10% subordinated debentures (the “Debentures”) and shares of common stock (the “Shares”) of FNBH Bancorp, Inc., a Michigan corporation (the “Company”). The undersigned understands that neither the Debentures nor the Shares will be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state securities laws, but rather are being offered and sold pursuant to an exemption from registration under the Securities Act. The undersigned understands that the Company may not be able to allow it to make such an investment unless it meets certain standards set forth in the Securities Act. In order to enable the Company to permit the undersigned’s investment and so that the Company will qualify for an exemption from the registration requirements of the Securities Act, the undersigned provides the information and makes the representations contained in this Accredited Investor Questionnaire. The undersigned understands that certain capitalized terms used but not defined have the meanings set forth in the Company’s Confidential Private Placement Memorandum describing the Debentures and the Shares.

In accordance with the foregoing, the following representations and information are made and provided:

1.	Investor Information: The information requested below should be provided with respect to the undersigned entity that is investing in the Company.

(a)	Legal Name of Entity:_________________________________

(b)	Indicate Type of Entity:

( )	General Partnership	( )	Corporation

( )	Trust	( )	Limited Partnership

( )	Limited Liability Company (LLC)	( )	Other (please specify)

(c)	Mailing Address of Entity: _________________________________

_________________________________

(d)	Location of Principal Office of Entity: _________________________________

_________________________________

(e)	State of Organization of Entity: _________________________________

(f)	Date of Formation: _________________________________

(g)	Number of Persons, Shareholders, or Beneficiaries: _________________________________

(h)	Taxpayer I.D. Number: _________________________________

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2.	Accredited Investor Status: Please check whichever of the following definitions, if any, of an “accredited investor” the undersigned meets:

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or in a fiduciary capacity.

A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

An insurance company as defined in Section 2(13) of the Securities Act.

An investment company registered under 1940 Act or a business development company as defined in Section 2(a)(48) of the 1940 Act.

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

An employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.[5]

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

A corporation, Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Company.

An entity in which all of the equity owners are accredited investors.[3]

[5]	An individual “accredited investor” must have either (1) taxable income from the past two years in excess of $200,000, with a reasonable expectation of receiving taxable income of at least $200,000 during the current year, or (2) joint taxable income with such person’s spouse from the past two years in excess of $300,000, with a reasonable expectation of receiving joint taxable income of at least $300,000 during the current year, or (3) a net worth (either alone or with such person’s spouse) in excess of $1,000,000, excluding both the value of such person’s primary residence and the related amount of indebtedness secured by such person’s primary residence up to its fair market value. Please see footnotes 1 and 2 from the Investor Questionnaire - Individuals (page 2) for additional information about “taxable income” and “joint taxable income.”

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3.	Signature and IRS Certification:

The undersigned represents to the Company that (a) it is authorized to execute this Accredited Investor Questionnaire and the other subscription documents, (b) the information contained herein is current, complete, and accurate and may be relied upon by the Company, particularly for purposes of determining compliance with federal and state securities laws, (c) it will notify the Company immediately of any material change in any of such information, and (d) a false statement herein may be a violation of law and could result in a claim for damages against the undersigned.

To avoid withholding which would otherwise be required by Section 1446 of the Internal Revenue Code, the Internal Revenue Service requires that the Company obtain the following certification from each investor:

The person signing below is a representative of an entity that is not a foreign company, foreign partnership, foreign trust, or foreign estate. The person signing below hereby agrees that if the entity becomes such a foreign entity, it will notify the Company within 60 days of doing so. The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the Company and that any false statement contained herein could be punished by fine, imprisonment, or both.

[Signatures on following page.]

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By signing below, I declare, under penalties of perjury, that I have examined this certification and to best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this certification on behalf of the entity identified below.

Dated:
Print Name of Entity

By:
Signature of Authorized Representative

Print Name of Representative

Capacity of Authorized Representative
(e.g., General Partner, President, Trustee, etc.)

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